Subsequent Events (Details Narrative) - Subsequent Event [Member]	Aug. 16, 2018 USD ($) $ / shares shares
Net proceeds from repayment of debt	$ 1,490,000
Mr. Tom Y. Lee [Member]
Investments amount	1,000,000
Investment cash	500,000
Cancellation of indebtedness amount	500,000
Private Placement [Member]
Closing value of common stock shares	$ 1,500,000
Number of common stock shares issued | shares	3,333,964
Purchase price per shares | $ / shares	$ 0.45
Promissory note	$ 500,000